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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information of the WM Diversified Strategies III Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Separate Account of AIG SunAmerica Life Assurance Company (formerly known as Anchor National Life Insurance Company) of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated March 12, 2004, relating to the financial statements of Variable Separate Account. We consent to the incorporation by reference of our reports into the WM Diversified Strategies III Variable Annuity Prospectus, which constitutes part this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2004